UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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VALKYRIE ETF TRUST II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VALKYRIE BITCOIN AND ETHER STRATEGY ETF (BTF)

VALKYRIE BITCOIN MINERS ETF (WGMI)

each a series of Valkyrie ETF Trust II
320 Seven Springs Way, Suite 250
Nashville, Tennessee 37027
(202) 854-1343

April 11, 2024

Dear Shareholder:

I am writing to inform you about an upcoming special meeting (the “Special Meeting”) of the shareholders of the Valkyrie Bitcoin and Ether Strategy ETF (BTF) and Valkyrie Bitcoin Miners ETF (WGMI) (each a “Fund,” and collectively, the “Funds”), each a series of Valkyrie ETF Trust II (the “Trust”). The Special Meeting is being held to seek shareholder approval of the following proposals (the “Proposals”) discussed below and in the accompanying Proxy Statement:

PROPOSAL 1: For shareholders of each Fund, separately, to approve a new investment advisory agreement (the “New Advisory Agreement”), between Valkyrie Funds LLC, (the “Adviser”) and Valkyrie ETF Trust II, on behalf of the Funds.

PROPOSAL 2: For shareholders of each Fund, separately, to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”), between the Adviser, Vident Advisory, LLC (d/b/a Vident Asset Management) and Valkyrie ETF Trust II, on behalf of the Funds.

Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposals, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proxy Statement that are designed to help you understand the Proxy Statement and how to cast your votes. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

The Board of Trustees of the Trust believes that the Proposals are in the best interest of the Funds and their shareholders and recommends that you vote “FOR” the Proposals. Importantly, approval of the Proposals will not result in any increase in shareholder fees or expenses.

The Special Meeting is scheduled to be held at 11:00 a.m. Eastern time on May 24, 2024, at the offices of U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. If you are a shareholder of record as of the close of business on March 25, 2024, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the Internet.

If you have any questions regarding the Proposals or Proxy Statement, please do not hesitate to call toll-free 866-839-1852. Representatives will be available Monday through Friday, 9 a.m. to 10 p.m. Eastern time. Thank you for taking the time to consider this important Proposal and for your continuing investment in the Funds.

Sincerely,

/s/ Nick Bonos

Nick Bonos

President and CEO

Valkyrie ETF Trust II

VALKYRIE BITCOIN AND ETHER STRATEGY ETF (BTF)

VALKYRIE BITCOIN MINERS ETF (WGMI)

each a series of Valkyrie ETF Trust II

320 Seven Springs Way, Suite 250

Nashville, Tennessee 37027

(202) 854-1343

NOTICE OF SPECIAL MEETING

TO BE HELD ON MAY 24, 2024

A special meeting of shareholders (the “Special Meeting”) of the Valkyrie Bitcoin and Ether Strategy ETF (BTF) and Valkyrie Bitcoin Miners ETF (WGMI) (each a “Fund,” and collectively, the “Funds”), each a series of Valkyrie ETF Trust II (the “Trust”), will be held at 11:00 a.m. Eastern time on May 24, 2024, at the offices of U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the Special Meeting, shareholders of the Funds will be asked to act upon the following Proposals:

PROPOSAL 1: For shareholders of each Fund, separately, to approve a new investment advisory agreement (the “New Advisory Agreement”), between Valkyrie Funds LLC, (the “Adviser”) and Valkyrie ETF Trust II, on behalf of the Funds.

PROPOSAL 2: For shareholders of each Fund, separately, to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”), between the Adviser, Vident Advisory, LLC (d/b/a Vident Asset Management) and Valkyrie ETF Trust II, on behalf of the Funds.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

The Trust’s Board of Trustees has fixed the close of business on March 25, 2024, as the Record Date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of shares you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, and promptly return the enclosed proxy card so that a quorum will be present, and a maximum number of shares may be voted for the Funds. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the Internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.

By Order of the Board of Trustees,

/s/ Nick Bonos

Nick Bonos

President and CEO

Valkyrie ETF Trust II

April 11, 2024

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

Below is a brief overview of the matters being submitted to a shareholder vote at the special meeting of shareholders (the “Special Meeting”) to be held on May 24, 2024. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the enclosed proxy statement (“Proxy Statement”), which contains additional information about the proposals (the “Proposals”) and keep it for future reference.

QUESTIONS AND ANSWERS

Q. Why are you sending me this information?

A. You are receiving these proxy materials because on March 25, 2024 (the “Record Date”), you owned shares of the Valkyrie Bitcoin and Ether Strategy ETF (BTF) and/or Valkyrie Bitcoin Miners ETF (WGMI) (each a “Fund,” and collectively, the “Funds”). As a result, you have the right to vote on the Proposals and are entitled to be present at and to vote at the Special Meeting and any adjournments thereof. Each full share of a Fund is entitled to one vote at the Special Meeting, and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share.

Q. What are the Proposals being considered at the Special Meeting?

A. You are being asked to vote on the following Proposals:

PROPOSAL 1: For shareholders of each Fund, separately, to approve a new investment advisory agreement (the “New Advisory Agreement”), between Valkyrie Funds LLC, (the “Adviser”) and Valkyrie ETF Trust II, on behalf of the Funds.

PROPOSAL 2: For shareholders of each Fund, separately, to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”), between the Adviser, Vident Advisory, LLC (d/b/a Vident Asset Management) and Valkyrie ETF Trust II, on behalf of the Funds.

Q. Will the Proposals affect the investments made by the Funds?

A. No. Approval of the Proposals by the Funds’ shareholders will not have any effect on the Funds’ investment policies, strategies, and risks.

Q. Will the Proposals result in any change in the fees or expenses payable by the Funds?

A. No. Approval of the Proposals by the Funds’ shareholders will not affect the advisory fee rate or the sub-advisory fee rate.

Valkyrie Funds LLC (“Valkyrie” or the “Adviser”) will continue to provide advisory services to the Funds on the same terms, and at the same advisory fee rate, as the Adviser provided under the prior investment advisory agreements between the Adviser and the Trust (collectively referred to as the “Prior Advisory Agreement”).

Vident Advisory, LLC (“Vident” or the “Sub-Adviser”) will continue to provide sub-advisory services to the Funds on the same terms, and at the same sub-advisory fee rate, as Vident provided under the prior investment sub-advisory agreement between the Adviser and Vident (the “Prior Sub-Advisory Agreement”).

Q. Why am I being asked to approve a new investment advisory agreement with Valkyrie?

A. Pursuant to a purchase agreement signed and closed on March 12, 2024 (the “Closing Date”), CoinShares International Limited (“CoinShares”), acquired 100% of the membership interest of Valkyrie (the “Transaction”). As of the Closing Date, CoinShares controls Valkyrie. The transaction constituted an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), which resulted in the automatic termination of the Advisory Agreement. On the Closing Date, an interim advisory agreement (the “Interim Advisory Agreement”) between the Adviser and the Trust became effective, but it is proposed that shareholders approve the New Advisory Agreement to enable Valkyrie to continue to serve as the investment adviser to the Funds following the expiration of the Interim Advisory Agreement.

If the Funds’ shareholders approve the New Advisory Agreement, Valkyrie will continue to serve as the Funds’ investment adviser, under the New Advisory Agreement, effective upon shareholder approval.

Q. Why am I being asked to approve a new investment sub-advisory agreement with Vident?

A. Pursuant to the Prior Sub-Advisory Agreement, an “assignment” (as defined in the 1940 Act) of the Advisor in the Transaction resulted in the automatic termination of the Prior Sub-Advisory Agreement. On the Closing Date, an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and Vident became effective, but it is proposed that shareholders approve the New Sub-Advisory Agreement to enable Vident to continue to serve as the investment sub-adviser to the Funds following the expiration of the Interim Sub-Advisory Agreement.

If the Funds’ shareholders approve the New Sub-Advisory Agreement, Vident will continue to serve as the Funds’ investment sub-adviser, under the New Sub-Advisory Agreement, effective upon shareholder approval.

Q. Will there be any changes in the advisory services provided to the Funds under the New Advisory Agreement?

A. No. It is not anticipated that the Transaction or the approval of the New Advisory Agreement will impact the Funds’ shareholders. The terms of the New Advisory Agreement are identical to the Prior Advisory Agreement except for date of effectiveness. If the New Advisory Agreement is approved, Valkyrie will continue to provide advisory services to the Funds on the same terms, and at the same advisory fee rate, as Valkyrie provided under the Prior Advisory Agreement. If approved by shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

Q. Will there be any changes in the sub-advisory services provided to the Funds under the New Sub-Advisory Agreement?

A. No. It is not anticipated that the approval of the New Sub-Advisory Agreement will impact the Funds’ shareholders. The terms of the New Sub-Advisory Agreement are identical to the Prior Sub-Advisory Agreement except for date of effectiveness. If the New Sub-Advisory Agreement is approved, Vident will continue to provide sub-advisory services to the Funds on the same terms, and at the same sub-advisory fee rate, as Vident provided under the Prior Sub-Advisory Agreement. If approved by shareholders, the New Sub-Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

Q. Will there be any changes to the portfolio management team for the Funds?

A. No. The portfolio management team for the Funds will not change if shareholders of the Funds approve the Proposals.

Q. What will happen if Fund shareholders do not approve the Proposals?

A. The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, approved the Interim Advisory Agreement between the Adviser and the Trust and the Interim Sub-Advisory Agreement between the Adviser, Vident, and the Trust, on behalf of the Funds, which each became effective for the Funds on the Closing Date. Pursuant to Rule 15a-4 under the 1940 Act, the Interim Advisory Agreement and the Interim Sub-Advisory Agreement will allow the Funds 150 days to obtain shareholder approval of the New Advisory Agreement and the New Sub-Advisory Agreement. The terms of the Interim Advisory Agreement and the Interim Sub-Advisory Agreement are substantially identical to the terms of the Prior Advisory Agreement and the Prior Sub-Advisory Agreement, respectively, except for the date, term and escrow provisions. The escrow provisions provide that fees payable under the Interim Advisory Agreement and Interim Sub-Advisory Agreement are to be placed into an escrow account and released only if the New Advisory Agreement and New Sub-Advisory Agreement, respectively, are approved. If the New Advisory Agreement and the New Sub-Advisory Agreement are not approved before the expiration of the Interim Advisory Agreement and the Interim Sub-Advisory Agreement, as applicable, the Board will take such action as it deems necessary and in the best interests of the Funds and their shareholders, which may include resubmitting another set of Proposals to the Funds’ shareholders for approval.

Q. How does the Board recommend that I vote in connection with the Proposals?

A. The Board recommends that you vote “FOR” the approval of the Proposals described in the Proxy Statement.

OTHER MATTERS

Q. Will the Fund(s) pay for this proxy solicitation?

A. No. CoinShares will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials. Under the terms of the Transaction, CoinShares will bear the costs of solicitation for the New Advisory Agreement and the New Sub-Advisory Agreement for the Funds. The Funds have retained the proxy communications and solicitation advisory firm Morrow Sodali Fund Solutions, LLC, 509 Madison Avenue, Suite 1206, New York, New York 10022, USA, to aid in the solicitation of proxies. The anticipated costs associated with the solicitation of proxies by Morrow Sodali Fund Solutions, LLC for the Proposals and related costs is approximately $90,000, which will be borne by CoinShares.

Q. How can I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Complete, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s) and use the control number provided;

By Internet: Access the website address printed on the enclosed proxy card(s) and use the control number provided; or

In Person: Attend the Special Meeting as described in the Proxy Statement.

We intend to hold the Special Meeting in person.

Q. How may I revoke my proxy?

A. Any proxy may be revoked at any time prior to the Special Meeting by written notification, which must be received by the appropriate Fund prior to the Special Meeting, by the execution and delivery of a later-dated proxy, or by attending the Special Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the appropriate Fund prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked.

Q. What vote is required to approve the Proposals?

A. Approval of the Proposals by each Fund requires a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. The “vote of the majority of the outstanding voting securities” is defined in the 1940 Act to mean the lesser of the vote of (i) 67% or more of the voting securities of a Fund present at the Special Meeting or represented by proxy if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund.

Q. Where can I obtain additional information about this Proxy Statement?

A. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call our proxy solicitor, Morrow Sodali Fund Solutions, LLC, at 866-839-1852. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern time.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

VALKYRIE BITCOIN AND ETHER STRATEGY ETF (BTF)

VALKYRIE BITCOIN MINERS ETF (WGMI)

each a series of Valkyrie ETF Trust II

320 Seven Springs Way, Suite 250

Nashville, Tennessee 37027

(202) 854-1343

PROXY STATEMENT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 24, 2024

This Proxy Statement is being furnished to the shareholders of the Valkyrie Bitcoin and Ether Strategy ETF (BTF) and Valkyrie Bitcoin Miners ETF (WGMI) (each a “Fund,” and collectively, the “Funds”), each a series of Valkyrie ETF Trust II (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board” or the “Trustees”) in connection with the Funds’ solicitation of their shareholders’ proxies for use at a special meeting of shareholders of the Funds (the “Special Meeting”) to be held on May 24, 2024 at 11:00 a.m. Eastern time at the offices of U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purposes set forth below and in the accompanying Notice of Special Meeting.

Shareholders of record at the close of business on the record date, established as March 25, 2024 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement and the enclosed proxy card(s) to shareholders is April 12, 2024. The Special Meeting will be held to obtain shareholder approval for the following proposals (the “Proposals”):

PROPOSAL 1: For shareholders of each Fund, separately, to approve a new investment advisory agreement (the “New Advisory Agreement”), between Valkyrie Funds LLC, (the “Adviser”) and Valkyrie ETF Trust II, on behalf of the Funds.

PROPOSAL 2: For shareholders of each Fund, separately, to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”), between the Adviser, Vident Advisory, LLC (d/b/a Vident Asset Management) and Valkyrie ETF Trust II, on behalf of the Funds.

At your request, the Trust will send you a free copy of the most recent annual or semi-annual report, prospectus and/or statement of additional information (“SAI”). Please write to Valkyrie ETF Trust II, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 or call the Funds at 1-800-617-0004 to request an annual report, prospectus, or SAI.

Background and the Change in Control of Valkyrie Funds LLC. Valkyrie Funds LLC (“Valkyrie” or the “Adviser”), the Funds’ adviser, located at 320 Seven Springs Way, Suite 250, Brentwood, Tennessee, 37027, is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”). Pursuant to the prior investment advisory agreements between the Adviser and the Trust (collectively, the “Prior Advisory Agreement”), Valkyrie was responsible for investment advisory services on behalf of the Funds. Valkyrie has provided investment advisory services to the Trust since its inception (October 2021) and to each Fund since the inception of each Fund thereunder.

Pursuant to a purchase agreement signed and closed on March 12, 2024 (the “Closing Date”), CoinShares International Limited (“CoinShares”) acquired Valkyrie, which became a wholly-owned subsidiary of CoinShares (the “Transaction”). CoinShares is a public company listed on Nasdaq Stockholm under the ticker “CS.ST”. As of the Closing Date, CoinShares controls Valkyrie. CoinShares is located 2 Hill Street, St Helier, Jersey JE2 4UA. On the Closing Date, CoinShares acquired 100% of the membership interest of Valkyrie from Valkyrie’s parent company, Valkyrie Investments Inc. CoinShares also hired the key personnel of Valkyrie Investments Inc. responsible for the day-to-day operations of the Adviser.

The Transaction was deemed to have resulted in a change of control of Valkyrie under the Investment Company Act of 1940, as amended, (the “1940 Act”) resulting in the assignment, and automatic termination, of the Prior Advisory Agreement as well as the Prior Sub-Advisory Agreement. Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory or sub-advisory contract when it is assigned. As a result, shareholders of the Funds are being asked to approve the New Advisory Agreement and the New Sub-Advisory Agreement so that Valkyrie’s day-to-day management of the Funds’ portfolios as the Funds’ adviser under the New Advisory Agreement and the Interim Advisory Agreement, and sub-adviser under the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement may continue without any interruption. Shareholders are not being asked to approve the Transaction.

As discussed in greater detail below, at a meeting of the Board, held on January 25, 2024 (the “Board Meeting”), the Adviser requested, and the Board, including the Trustees who are not interested persons of the Trust (as defined by the 1940 Act) (the “Independent Trustees”), approved: (i) a new investment advisory agreement between the Adviser and the Trust (the “New Advisory Agreement”); (ii) an interim advisory agreement between the Adviser and the Trust (the “Interim Advisory Agreement”); (iii) a new investment sub-advisory agreement between the Adviser and Vident (the “New Sub-Advisory Agreement”); and (iv) an interim sub-advisory agreement between the Adviser and Vident (the “Interim Sub-Advisory Agreement”).

The Transaction did not result in any changes to the organization or structure of the Funds. You still own the same shares in the same Fund(s). If the New Advisory Agreement and the New Sub-Advisory Agreement are approved, Valkyrie will continue to serve as the Funds’ investment adviser and Vident will continue to serve as the Funds’ investment sub-adviser, and none of the Funds’ other service providers have changed in connection with the Transaction.

Under the New Advisory Agreement, Valkyrie will continue to provide the same investment advisory services to the Funds on the same terms as provided under the Prior Advisory Agreement and as Valkyrie currently provides under the Interim Advisory Agreement. The advisory fee rate paid by the Funds to Valkyrie under the Prior Advisory Agreement will be the same as the advisory fee rate paid by the Funds to Valkyrie under the New Advisory Agreement.

Under the New Sub-Advisory Agreement, Vident will provide the same sub-advisory services to the Funds on the same terms as Vident provided under the Prior Sub-Advisory Agreement and as Vident currently provides under the Interim Sub-Advisory Agreement. The sub-advisory fee rate paid by the Adviser to Vident under the Prior Sub-Advisory Agreement will be the same as the sub-advisory fee rate paid by the Adviser to Vident under the New Sub-Advisory Agreement.

Required Vote. Under the 1940 Act, the approval of the Proposals with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act to mean the lesser of the vote of shareholders holding: (i) 67% or more of the voting securities of a Fund present at the Special Meeting or represented by proxy if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund. Shareholders will have equal voting rights, meaning that each full Share will be entitled to one vote at the Special Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. Abstentions will have the same effect as votes against the Proposals; however, they will be counted as present for purposes of determining the presence of a quorum. Broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be considered to be invalidly delivered with respect to the shares to which the proxy relates. The broker non-votes will not be considered present at the meeting for quorum, voting, or any other purpose. Accordingly, the purpose of this Proxy Statement is to submit the New Advisory Agreement and New Sub-Advisory Agreement to a vote of the Funds’ shareholders pursuant to the requirements of the 1940 Act described above.

Information about the Funds’ Investment Adviser and Investment Sub-Adviser

Valkyrie Funds LLC, a Tennessee limited liability company, (the “Adviser”) serves as the investment adviser to the Funds. Pursuant to the closing of the Transaction, the Adviser is wholly owned by CoinShares International Limited. The Adviser’s principal place of business is 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027.

Vident Advisory, LLC, a Delaware limited liability company located at 1125 Sanctuary Pkwy., Suite 515, Alpharetta, Georgia 30009, is responsible for the day-to-day management of the Funds

Executive Officers of Valkyrie. Information regarding the principal executive officers and directors of Valkyrie is set forth below. The address of Valkyrie and its executive officers and directors is 320 Seven Springs Way, Suite 250, Brentwood, Tennessee 37027. The following individuals are the executive officers and directors of Valkyrie:

Name	Position with Valkyrie
Steven McClurg	Chief Investment Officer
Nick Bonos	Head of Fund Operations
Andrew Hill	Chief Compliance Officer

Valkyrie is wholly owned by CoinShares International Limited, which is a publicly company traded on Nasdaq Stockholm under the ticker “CS:ST”. Jean-Marie Mognetti is the Chief Executive Officer of CoinShares.

Nick Bonos is a Trustee of the Trust and serves as its President and Chief Executive Officer. Ben Gaffey, an employee of Valkyrie, serves as the Trust’s Chief Financial Officer. Andrew Hill serves as the Trust’s Secretary.

Executive Officers and Directors of Vident. Information regarding the principal executive officers and directors of Vident is set forth below. The address of Vident and its executive officers and directors is 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. The following individuals are the executive officers and directors of Vident:

Name	Position with Vident
Vincent Birley	Chief Executive Officer
Deborah Kimery	Chief Operating Officer
Amrita Nandakumar	President
Erik Olsen	Chief Compliance Officer

Vident is owned by Vident Capital Holdings, LLC which is wholly-owned by MM VAM, LLC. MM VAM, LLC is owned by Casey Crawford.

No Trustee or officer of the Trust currently holds any position with Vident or its affiliated persons. No Trustee or officer of the Trust holds any position with Vident Capital Holdings, LLC or its affiliated persons.

Description of the Material Terms of the Prior Advisory Agreement, the New Advisory Agreement, and the Interim Advisory Agreement

Material Terms of the Prior Advisory Agreement and the New Advisory Agreement. A one-year renewal of the Prior Advisory Agreement, dated October 15, 2021, was unanimously approved by the Board, including the Independent Trustees, at a meeting held on September 26, 2023 (the “Prior Advisory Agreement Renewal”). The terms of the New Advisory Agreement are identical to the terms of the Prior Advisory Agreement, except with respect to the date. Set forth below is a summary of material terms of the New Advisory Agreement. The form of the New Advisory Agreement is included as Exhibit A to this Proxy Statement. Although the summary of material terms of the New Advisory Agreement below is qualified in its entirety by reference to the form of New Advisory Agreement included as Exhibit A, shareholders should still read the summary below carefully.

Duration and Termination. The New Advisory Agreement will become effective upon the approval of a Fund’s shareholders. The New Advisory Agreement has the same duration and termination provisions as the Prior Sub-Advisory Agreement. The New Advisory Agreement, like the Prior Advisory Agreement, will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the New Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.

The New Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, (ii) by a vote of the Board or (iii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. The New Advisory Agreement shall automatically terminate in the event of its assignment.

Advisory Services. The New Advisory Agreement would require Valkyrie to provide the same services as Valkyrie provided under the Prior Advisory Agreement. Valkyrie shall, subject to the supervision of the Board, provide the Funds with investment management services, administer each Fund’s affairs, and shall furnish continuously an investment program for the Funds’ assets consistent with the investment objectives and policies of the Funds. Except for the unified management fee payable by the Funds to Valkyrie, Valkyrie pays all expenses of the Funds, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees.

Advisory Fees. The Funds’ unified management fees and their sub-advisory fees will not change as a result of the approval of the Proposals. Under the New Advisory Agreement, the Funds pay the Adviser the unified management fees at rates set forth in the table below and the Adviser pays Vident sub-advisory fees (described further below in “Description of the Material Terms of the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement, and the Interim Sub-Advisory Agreement”) of out of such unified management fees. The annual rates of unified management fees payable to Valkyrie are calculated daily at an annual rate based on the Funds’ daily net assets, and paid monthly. For the Funds’ most recent fiscal year (ended September 31, 2023), under the Prior Advisory Agreement, the Funds paid the Adviser unified management fees as set forth in the table below.

Name of Fund	Advisory Fee	Fee Paid to Adviser
Valkyrie Bitcoin and Ether Strategy ETF (BTF)	0.95%	$242,000
Valkyrie Bitcoin Miners ETF (WGMI)	0.75%	$65,000

Brokerage Policies. The New Advisory Agreement, like the Prior Advisory Agreement, authorizes Valkyrie to select the brokers or dealers that will execute the purchases and sales of securities of the Funds and directs Valkyrie to seek for the Funds the most favorable execution and net price available under the circumstances. Valkyrie may cause the Funds to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to Valkyrie. Pursuant to the Prior Sub-Advisory Agreement, and subject to the approval by shareholders of the New Sub-Advisory Agreement, Valkyrie delegates authority and selection of brokers or dealers on behalf of the Funds to Vident, subject to Valkyrie’s oversight and in accordance with the policies and procedures of the Funds.

The table below shows brokerage commissions paid in the aggregate amount by the Funds for their most recent fiscal year.

Name of Fund	FYE Sep 2023
Valkyrie Bitcoin and Ether Strategy ETF (BTF)	$61,137
Valkyrie Bitcoin Miners ETF (WGMI)	$4,669

During their most recent fiscal year the Funds did not pay brokerage commissions to any registered broker-dealer affiliates of the Funds or the Adviser. The Funds did not hold any securities of “regular broker dealers” as of their most recent fiscal year end.

Payment of Expenses. Under the New Advisory Agreement, like the Prior Advisory Agreement, Valkyrie agrees to bear all of its expenses in connection with the performance of its services under the New Advisory Agreement, including provision of personnel, office space, and equipment reasonably necessary to provide advisory services to the Funds.

The Interim Advisory Agreement. At the Board Meeting, the Board, including the Independent Trustees, reviewed and approved the Interim Advisory Agreement. The Interim Advisory Agreement took effect on the Closing Date and will continue in effect for a term ending on the earlier of 150 days from the Closing Date or when shareholders of the Funds approve the New Advisory Agreement.

The terms of the Interim Advisory Agreement are substantially the same as those of the Prior Advisory Agreement, except for certain provisions that are required by law and the date of the Interim Advisory Agreement. The provisions required by law include a requirement that fees payable under the Interim Advisory Agreement be paid into an escrow account. If the Funds’ shareholders approve the New Advisory Agreement by the end of the 150-day period, the compensation (plus interest) payable by the Adviser under the Interim Advisory Agreement will be paid to Valkyrie, but if the New Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to Valkyrie.

Description of the Material Terms of the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement, and the Interim Sub-Advisory Agreement

Material Terms of the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement. The Prior Sub-Advisory Agreement, dated January 24, 2024, was approved by the Funds’ shareholders pursuant to a proxy solicitation in connection with a change of control of the Sub-Adviser that occurred in July 2023. The terms of the New Sub-Advisory Agreement are identical to the terms of the Prior Sub-Advisory Agreement, except with respect to the date. Set forth below is a summary of material terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is included as Exhibit B to this Proxy Statement. Although the summary of material terms of the New Sub-Advisory Agreement below is qualified in its entirety by reference to the form of New Sub-Advisory Agreement included as Exhibit B, shareholders should still read the summary below carefully.

Duration and Termination. The New Sub-Advisory Agreement will become effective upon the approval of a Fund’s shareholders. The New Sub-Advisory Agreement has the same duration and termination provisions as the Prior Sub-Advisory Agreement. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the New Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.

The New Sub-Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, (ii) by a vote of the Board or (iii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon 60 days’ written notice by the Adviser to Vident or upon 90 days’ written notice by Vident to the Adviser and Trust, without the payment of any penalty, and shall automatically terminate in the event of its assignment.

Sub-Advisory Services. The New Sub-Advisory Agreement would require Vident to provide the same services as Vident provided under the Prior Sub-Advisory Agreement. Vident shall, subject to the supervision of the Board and of the Adviser, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds’ assets consistent with the investment objectives and policies of the Funds.

Sub-Advisory Fees. The Funds’ unified management fees and their sub-advisory fees will not change as a result of the approval of the Proposals. Under the New Sub-Advisory Agreement, the Adviser pays Vident sub-advisory fees out of the unified management fees it receives from the Funds at rates set forth in the table below. The annual rates of portfolio management fees payable to Vident are calculated daily at an annual rate based on the Funds’ daily net assets, subject to a minimum fee, and paid monthly. The sub-advisory fees are paid by the Adviser, and not by the Funds. For the Funds’ most recent fiscal year (ended September 31, 2023), under the Prior Sub-Advisory Agreement, the Adviser paid the Sub-Adviser sub-advisory fees as set forth in the table below.

Name of Fund	Sub-Advisory Fee	Minimum Fee	Fee Paid to Sub-Adviser
Valkyrie Bitcoin and Ether Strategy ETF (BTF)	0.09% on the first $500 million in assets, 0.08% on the next $500 million in assets, and 0.07% on all assets over $1 billion	$75,000	$74,999
Valkyrie Bitcoin Miners ETF (WGMI)	0.05% on the first $250 million in assets, 0.045% on the next $250 million in assets, and 0.04% on all assets over $500 million	$30,000	$19,397

Brokerage Policies. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, authorizes Vident to select the brokers or dealers that will execute the purchases and sales of securities of the Funds and directs Vident to seek for the Funds the most favorable execution and net price available under the circumstances. Vident may cause the Funds to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to Vident.

During their most recent fiscal year, the Funds did not pay brokerage commissions to any registered broker-dealer affiliates of the Funds or the Sub Adviser. The Funds did not hold any securities of “regular broker dealers” as of their most recent fiscal year end.

Payment of Expenses. Under the New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, Vident agrees to bear all of its expenses in connection with the performance of its services under the New Sub-Advisory Agreement, including provision of personnel, office space, and equipment reasonably necessary to provide sub-advisory services to the Funds.

Other Provisions. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the New Sub-Advisory Agreement on the part of the sub-adviser, the Adviser shall indemnify and hold harmless the sub-adviser and its affiliates from and against any and all claims, losses, liabilities or damages arising from or in connection with the New Sub-Advisory Agreement. In addition, the New Sub-Advisory Agreement provides that the sub-adviser shall indemnify and hold harmless the Adviser, the Trust, and their affiliates from and against any and all claims, losses, liabilities or damages arising from or in connection with the sub-adviser’s obligations under the New Sub-Advisory Agreement.

The Interim Sub-Advisory Agreement. At the Board Meeting, the Board, including the Independent Trustees, reviewed and approved the Interim Sub-Advisory Agreement. The Interim Sub-Advisory Agreement took effect on the Closing Date and will continue in effect for a term ending on the earlier of 150 days from the Closing Date or when shareholders of the Funds approve the New Sub-Advisory Agreement.

The terms of the Interim Sub-Advisory Agreement are substantially the same as those of the Prior Sub-Advisory Agreement, except for certain provisions that are required by law and the date of the Interim Sub-Advisory Agreement. The provisions required by law include a requirement that fees payable under the Interim Sub-Advisory Agreement be paid into an escrow account. If the Funds’ shareholders approve the New Sub-Advisory Agreement by the end of the 150-day period, the compensation (plus interest) payable by the Adviser under the Interim Sub-Advisory Agreement will be paid to Vident, but if the New Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to Vident.

Board Considerations in Approving the New Advisory Agreement and New Sub-Advisory Agreement

The Board, including the Independent Trustees, approved (1) the Interim Advisory Agreement; (2) the New Advisory Agreement; (3) the Interim Sub-Advisory Agreement; and (4) the New Sub-Advisory Agreement at a meeting held on January 25, 2024. The Interim Advisory Agreement and the New Advisory Agreement are collectively referred to as the “New Advisory Agreements.” The Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement are collectively referred to as the “New Sub-Advisory Agreements.” The New Advisory Agreements and the New Sub-Advisory Agreements are collectively referred to as the “New Agreements.” The Board determined that the New Agreements are in the best interests of the Funds in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

Valkyrie and Vident currently serve as investment adviser and investment sub-adviser, respectively, to each Fund pursuant to the Prior Advisory Agreement and the Prior Sub-Advisory Agreement (collectively, the “Prior Agreements”). In November 2023, the Board was informed that the Adviser was in discussions to be acquired by CoinShares. The Board was also informed that the Transaction was expected to be completed during the first quarter of 2024 and that the consummation of the Transaction would result in an “assignment” of the Prior Agreements under the 1940 Act, and, as a result, the Prior Agreements would terminate pursuant to their terms and the requirements of the 1940 Act. The New Agreements were proposed to the Board in connection with the Transaction to provide for the continuous management of the Funds following the consummation of the Transaction. The Board also noted that the New Advisory Agreement and the New Sub-Advisory Agreement would be submitted to shareholders of each Fund for their approval and that the Interim Advisory Agreement and the Interim Sub-Advisory Agreement would become effective upon the closing of the Transaction and would remain in effect until the earlier of 150 days from the closing of the Transaction or shareholder approval of the New Agreements.

Prior to the January 25, 2024 Board meeting, counsel to the Independent Trustees provided the Adviser and the Sub-Adviser with requests for information regarding the Transaction and its expected impact on the Adviser and the Sub-Adviser. At the January 25, 2024 Board meeting, the Board, including the Independent Trustees, discussed the Transaction and reviewed the materials provided by the Adviser and the Sub-Adviser in response to the requests that, among other things, outlined the structure and details of the Transaction and the Transaction’s expected impact on the Adviser’s and the Sub-Adviser’s management of the Funds under the Prior Agreements. In addition, representatives of the Adviser and CoinShares discussed the Transaction and the Adviser’s and the Sub-Adviser’s continued services to the Funds with the Board at the January 25, 2024 Board meeting.

To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the New Agreements, the Board noted that, based on the information provided by the Adviser and the Sub-Adviser, any differences in the terms and conditions of the New Agreements, including the effective and termination dates and any provisions of the Interim Advisory Agreement and the Interim Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, and the terms and conditions of the Prior Agreements were immaterial to the Adviser’s and the Sub-Adviser’s management of the Funds. The Board considered that the information provided by the Adviser and the Sub-Adviser in response to the Independent Trustees’ requests for information included representations that the Adviser and the Sub-Adviser anticipate no changes to their senior management or key personnel who work on matters relating to the Funds, including the portfolio management team and compliance personnel, as a result of the Transaction; that the advisory and sub-advisory fee rates for the Funds would remain the same; and that the Transaction would not result in any diminution in the nature, quality and extent of the services provided to the Funds by the Adviser or the Sub-Adviser. The Board noted the Adviser’s statement that the Transaction was anticipated to increase the resources available to support the Funds, including services such as trading and research.

The Board considered that it had last approved the Prior Advisory Agreement for the Funds at the Board’s September 26, 2023 meeting and the Prior Sub-Advisory Agreement for the Funds at the Board’s June 15, 2023 meeting. At these Board meetings, the Adviser and the Sub-Adviser, respectively, represented that there would be no changes in the services provided to the Funds as a result of the Transaction and that any differences in the terms of the Prior Agreements and the New Agreements were immaterial to the Adviser’s and the Sub-Adviser’s management of the Funds. The Adviser and the Sub-Adviser additionally represented that the Board could continue to rely on the materials provided by the Adviser in connection with the September 2023 contract approval and the Sub-Adviser in connection with the June 2023 contract approval. As such, the Board determined that its considerations for approving the Prior Agreements from the September 26, 2023 and June 15, 2023 Board meetings remained relevant for approving the New Agreements. The Board based its decision on the totality of the circumstances and relevant factors and its analysis is set forth below.

The Board considered the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser to the Funds. The Board considered that the Adviser is responsible for the overall management and administration of the Funds and reviewed the services provided by the Adviser to the Funds, including the oversight of the Sub-Adviser, as well as the background and experience of the persons responsible for such services. The Board noted that the same portfolio management team currently providing services to the Funds under the Prior Agreements would continue to provide services to the Funds under the New Agreements. The Board considered that the Funds are actively managed ETFs and employ an adviser/sub-adviser management structure. In reviewing the services provided, the Board noted the compliance programs that had been developed by the Adviser and the Sub-Adviser. The Board reviewed the investment performance of the Funds for the one-year period ended August 31, 2023, noting that Valkyrie Bitcoin and Ether Strategy ETF (BTF) commenced operations on October 21, 2021 and Valkyrie Bitcoin and Ether Strategy ETF (WGMI) commenced operations on February 7, 2022. The Board compared the performance information to a performance universe of funds for each Fund and to a benchmark index based on information provided by FUSE Research Network, LLC (“FUSE”), an independent source. The Board noted that BTF performed equal to the median of its peer universe and outperformed its benchmark index and that the WGMI outperformed the median of its performance universe and underperformed its benchmark index for the one-year period ended August 31, 2023. The Board also considered the change in BTF’s investment strategy that took effect in October 2023 to add Ether futures contracts as an investment type of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser have been and are expected to remain satisfactory.

The Board considered the unitary fee rates payable by the Funds for the services provided, which would be the same under the New Agreements as the Prior Agreements. The Board noted that, under the unitary fee arrangements, BTF pays the Adviser a unitary fee equal to an annual rate of 0.95% of its average daily net assets and WGMI pays the Adviser a unitary fee equal to an annual rate of 0.75% of its average daily net assets. The Board considered that, from the unitary fee for each Fund, the Adviser pays the Sub-Adviser a sub-advisory fee. The Board noted that the Adviser is responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the unitary fee payments to the Adviser and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in each Fund’s expense group assembled by FUSE. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for BTF was slightly above the median total expense ratio of the peer funds in its expense group and that the unitary fee rate for WGMI was below the median total expense ratio of the peer funds in its expense group. For BTF, the Board also noted that the Fund has begun paying futures commission merchant capital charges that had previously been paid by the Adviser. In light of the information considered and the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser, the Board determined that the unitary fee was fair and reasonable for each Fund.

The Board noted that the unitary fee for each Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund’s assets grow. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Adviser, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board took into consideration the costs borne by the Adviser in connection with its services performed for the Funds and concluded that, based upon the information provided, any profits that may be realized by the Adviser in connection with the management of the Funds were not expected to be unreasonable. In addition, the Board considered that the Adviser did not identify any other potential benefits that may be realized by the Adviser from its relationship with the Funds other than positive public relations for the Adviser if the Funds are successful. The Board concluded that the character and amount of other potential benefits to the Adviser were not unreasonable. The Board considered whether there are economies of scale with respect to the Sub-Adviser’s services to the Funds. The Board considered the Sub-Adviser’s statement that it believes that its expenses related to providing services to the Funds will remain the same over the next 12 months. The Board concluded that the sub-advisory fee rate for each Fund was reasonable in relation to the asset size of the Fund. The Board reviewed estimated profitability information for the Sub-Adviser with respect to each Fund at various asset levels. The Board noted the inherent limitations in the profitability analysis and concluded that, based upon the information provided, any profits that may be realized by the Sub-Adviser in connection with the management of the Funds at current and reasonably foreseeable asset levels were not expected to be unreasonable. The Board noted that the Adviser pays the Sub-Adviser from its advisory fee and its understanding that each Fund’s sub-advisory fee rate was the product of an arm’s-length negotiation. The Board considered indirect benefits that may be realized by the Sub-Adviser from its relationship with the Funds, including potential marketing and public relations benefits. The Board concluded that the character and amount of potential indirect benefits to the Sub-Adviser were not unreasonable.

Based on all of the information considered and the conclusions reached, including the information considered and conclusions reached in connection with the September 2023 and June 2023 renewals of the Prior Agreements, the Board, including the Independent Trustees, determined that the terms of the New Agreements were fair and reasonable and that the approval of the New Agreements is in the best interests of the Funds. No single factor was determinative in the Board’s analysis.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE PROPOSALS.
Importantly, approval of the Proposals will not result in any increase in shareholder fees or expenses.

OTHER INFORMATION

Section 15(f) of the 1940 Act. Because the Transaction may be considered to result in a change of control of Valkyrie under the 1940 Act resulting in the assignment of the Prior Advisory Agreement and the Prior Sub-Advisory Agreement, the Adviser intend for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied:

●	First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Adviser has confirmed for the Board that the Transaction will not impose an unfair burden on the Funds within the meaning of Section 15(f) of the 1940 Act.

●	Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the adviser. At the present time, at least 75% of the Trustees are classified as Independent Trustees. Valkyrie anticipates that for a period of three years following the closing of the Transaction, at least 75% of the members of the Board will not be interested persons of Valkyrie. Furthermore, Vident anticipates that for a period of three years following the closing of the Transaction, at least 75% of the members of the Board will not be interested persons of Vident.

Expenses Related to the Proposals. All expenses associated with the Proposals, including the expenses of the preparation, printing and mailing of this proxy statement and its enclosures, and of all related solicitations, will be borne by CoinShares or its affiliates and not by the Funds or their shareholders.

Record Date/Shareholders Entitled to Vote. Shareholders of the Funds at the close of business on March 25, 2024, (the “Record Date”), will be entitled to be present and vote at the Special Meeting. As of the close of business on the Record Date, the following shares of the Funds were issued and outstanding:

Valkyrie Bitcoin and Ether Strategy ETF (BTF)	2,775,000
Valkyrie Bitcoin Miners ETF (WGMI)	5,200,000

Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free 866-839-1852. If you sign and return the accompanying proxy card, you may change your vote even though a proxy has already been returned by providing written notice to the Funds, by submitting a subsequent proxy by mail, Internet, or telephone, or by voting in person at the Special Meeting. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card.

If sufficient votes are not received for the Proposals by the date of the Special Meeting, the Special Meeting may be adjourned with respect to the Proposals, once or more, by motion of the chair of the Special Meeting or by the vote of the holders of a majority of the Funds’ shares present at the Special Meeting in person or by proxy to permit further solicitation of proxies. If there is a vote to adjourn, persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposals and vote against adjournment all proxies that voted against the Proposals.

Quorum Required. Each Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to the respective Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least 50% of the outstanding shares of a Fund entitled to vote at the Special Meeting.

Abstentions will be treated as present for determining whether a quorum is present with respect to a particular matter. However, abstentions will have the effect of a vote AGAINST the Proposals and any other matter that requires the affirmative vote of the Funds’ outstanding shares for approval. Abstentions will not be counted as voting on any other matter at the Special Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.” Broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be considered to be invalidly delivered with respect to the shares to which the proxy relates. The broker non-votes will not be considered present at the meeting for quorum, voting, or any other purpose.

If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve the Proposals are not received, the chair of the Special Meeting or the holders of a majority of the Funds’ shares present at the Special Meeting, in person or by proxy, may adjourn the Special Meeting with respect to the Proposals to permit further solicitation of proxies.

Distributor, Administrator and Transfer Agent. U.S. Bancorp Fund Services LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust. Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust. Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Funds’ independent registered public accounting firm and is responsible for auditing the annual financial statements of the Funds. ALPS Distributors, Inc. (the “Distributor”) serves as distributor and principal underwriter of the Funds. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Share Ownership. As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of a class of each Fund. As of the Record Date, the Trustees and officers of each Fund, together as a group, beneficially owned less than 1% of the respective Fund’s outstanding shares.

Valkyrie Bitcoin and Ether Strategy ETF (BTF)
Name and Address	Number of Shares	% Ownership
Charles Schwab	1,051,625	37.90%
National Financial Services	499,195	17.99%
TD Ameritrade	166,288	5.99%

Valkyrie Bitcoin Miners ETF (WGMI)
Name and Address	Number of Shares	% Ownership
National Financial Services	1,138,183	21.89%
Charles Schwab	1,084,982	20.87%
Interactive Brokers LLC	521,882	10.04%
TD Ameritrade	166,288	5.99%
MSSB	292,375	5.62%

Reports to Shareholders. Copies of the Funds’ most recent annual and semi-annual reports may be requested without charge by writing to the Funds at Valkyrie ETF Trust II, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 or calling the Funds toll-free at 1-800-617-0004.

Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the Proposals described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Agreement and Declaration of Trust, as amended, and the Amended and Restated By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 866-839-1852. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to Valkyrie ETF Trust II, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

This Proxy Statement is available on the internet at https://proxyvotinginfo.com/p/valkyrie2024. Use the control number on your proxy card to vote by internet or by telephone. You may request a copy by mail (Valkyrie ETF Trust II, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203) or by telephone at 866-839-1852. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

EXHIBIT A

Investment Management Agreement

Investment Management Agreement made this [___] day of [_______] 2024, by and between Valkyrie ETF Trust II, a Delaware statutory trust (the “Trust”), and Valkyrie Funds LLC, a Tennessee limited liability company (the “Adviser”).

Whereas, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company;

Whereas, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

Whereas, the Trust intends to offer shares in series as set forth on Schedule A attached hereto and any other series as to which this Agreement may hereafter be made applicable and set forth on Schedule A, which may be amended from time to time (each such series being herein referred to as a “Fund,” and collectively as the “Funds”); and

Whereas, the Trust desires to retain the Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and the Adviser is willing to furnish such services.

Witnesseth:

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

 1. The Trust hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of, each Fund in accordance with each Fund’s investment objectives and policies and limitations, and to administer each Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Trust for the period and upon the terms herein set forth. The investment of each Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the 1940 Act, Declaration of Trust, By-Laws of the Trust and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Funds’ transfer agent, administrator or other service providers) for the Funds, to permit any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of a Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided, that nothing contained herein shall be deemed to relieve the Adviser of any obligation to a Fund under any separate agreement or arrangement between the parties.

 2. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall neither have the authority to act for nor represent the Trust in any way, nor otherwise be deemed an agent of the Trust.

 3. For the services and facilities described in Section 1, each Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefor, an investment management fee equal to the annual rate of each Fund’s average daily net assets as set forth on Schedule A.

For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

 4. During the term of this Agreement, the Adviser shall pay all of the expenses of each Fund of the Trust (including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees) but excluding the fee payment under this Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions (including any net account or similar fees charged by futures commission merchants), distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

 5. The Adviser shall arrange for suitably qualified officers, employees or agents of the Adviser to serve, without compensation from the Trust, as trustees (except for those trustees who are not interested persons of the Trust), officers or agents of the Trust, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

 6. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of a Fund’s securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Trust’s Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Adviser may select brokers or dealers affiliated with the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, the Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to a Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, each Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Adviser will not arrange purchases or sales of securities between a Fund and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Trust’s policies and procedures, (b) the Adviser determines the purchase or sale is in the best interests of each Fund, and (c) the Trust’s Board of Trustees has approved these types of transactions.

To the extent a Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts the Adviser’s authority regarding the execution of the Fund’s portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

The Adviser will communicate to the officers and trustees of the Trust such information relating to transactions for the Funds as they may reasonably request. In no instance will portfolio securities be purchased by or sold to the Adviser or any affiliated person of either the Trust or the Adviser, except as may be permitted under the 1940 Act.

The Adviser further agrees that it:

 (a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

 (b) will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Adviser and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

 (c) will report regularly to the Board of Trustees of the Trust (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of each Fund, including, without limitation, review of the general investment strategies of each Fund, the performance of each Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Trust; and

 (d) will prepare and maintain such books and records with respect to each Fund’s securities and other transactions as required under applicable law and will prepare and furnish the Trust’s Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser further agrees that all records which it maintains for each Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that the Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

 7. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Trust are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Trust otherwise than as trustees, officers or agents.

 8. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any asset, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

 9. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act (after taking into effect any exemptive order, no-action assurances or other relief upon which the respective Fund may rely), the Adviser may retain one or more sub-advisers at the Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to a Fund. In addition, the Adviser may adjust from time to time the duties delegated to any sub-adviser, the portion of portfolio assets of the Trust that the sub-adviser shall manage and the fees to be paid to the sub-adviser pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement, subject to the approvals set forth in Section 15 of the 1940 Act if required including after taking into account any exemptive order, no-action assurances or other relief upon which the respective Fund may rely. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to a Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

 10. The Trust acknowledges that the Adviser intends in the future to act as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Trust. In addition, the Trust acknowledges that the persons employed by the Adviser to assist in the Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts and for managing its own accounts.

 11. This Agreement, with respect to each Fund, was initially approved, and is effective, provided it was approved by a vote of a majority of the outstanding voting securities held by shareholders of the respective Fund in accordance with the requirements of the 1940 Act. This Agreement shall continue in effect until the termination date set forth in the attached Schedule A, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Trust or by the Adviser upon sixty (60) days’ written notice to the other party. Each Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for the Fund, subject to applicable law. The terms “assignment” and “vote of the majority of outstanding voting securities” shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

 12. This Agreement may be amended or modified only by a written instrument executed by both parties.

 13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

 14. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

 15. All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the State of Delaware and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Trust by the Trust’s officers as officers and not individually and the obligations imposed upon the Trust by this Agreement are not binding upon any of the Trust’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, and persons dealing with the Trust must look solely to the assets of the Trust and those assets belonging to the subject Trust, for the enforcement of any claims.

 16. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Delaware.

In Witness Whereof, the Trust and the Adviser have caused this Agreement to be executed on the day and year above written.

Valkyrie Etf Trust II

By:
Name:
Title:

Attest:

By:
Name:
Title:

Valkyrie Funds LLC

By:
Name:
Title:

Attest:

By:
Name:
Title:

Schedule A

(As of [__________], 2024)

Funds

Series	Annual Rate of Average Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date
Valkyrie Bitcoin and Ether Strategy ETF	0.95%	1/24/2024			__/___/2026
Valkyrie Bitcoin Miners ETF	0.75%	1/24/2024			__/___/2026

Exhibit B

INVESTMENT SUB-ADVISORY AGREEMENT

with

Vident Advisory, LLC

This Investment Sub-Advisory Agreement (the “Agreement”) is made as of this [ ] day of [ ], 2024 by and among Valkyrie ETF Trust II, a Delaware statutory trust (the “Trust”), and Valkyrie Funds LLC, a Tennessee limited liability company (the “Adviser”) and Vident Advisory, LLC, a Delaware limited liability company (the “Sub-Adviser”).

W I T N E S S E T H

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Adviser has entered into Investment Management Agreements with the Trust dated October 15, 2021 and December 2, 2021 (collectively, the “Advisory Agreements”); and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Investment Management Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund listed in Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”).

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1. Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the assets of the Funds entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)       The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash as is permissible.

(b)       In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Prospectus, the written instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Adviser and the Trust, and the Trust’s policies and procedures provided to the Sub-Adviser and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)       The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund’s respective Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best execution and overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)       The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act, as requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)       The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.

(f)       The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund.

(g)       The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)       The Sub-Adviser will have no proxy voting authority and no obligation to advise, initiate or take any other action on behalf of the Adviser, the Funds or the Assets in any legal proceedings (including, without limitation, class actions and bankruptcies) relating to the securities comprising the Assets or any other matter. Sub-Adviser will not file proofs of claims relating to the securities comprising the Assets or any other matter and will not notify the Adviser, the Funds or the Trust’s custodian of class action settlements or bankruptcies relating to the Assets.

(i)       In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets which it sub-advises.

(j)       On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(k)       The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(l)       The fair valuation of securities in a Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

2. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreements and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the written instructions and directions of the Adviser and the Board, the requirements of the 1940 Act, the Code, and all other applicable federal laws and regulations, as each is amended from time to time.

3. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)       The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)       Amended and Restated By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)       Prospectus of each Fund, as amended from time to time;

(d)       Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to each Fund;

(e)       Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f)       A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g)       The terms and conditions of exemptive and no-action relief granted to the Trust, as amended from time to time.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4. Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the daily value of the Assets under the Sub-Adviser’s management (as calculated as described in the Fund’s registration statement), shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; provided, however that any minimum annual fee for any Fund (as noted on Schedule A) will not be prorated if this Agreement is terminated with respect to such Fund within twelve (12) months of its inception under this Agreement, but, rather, such minimum annual fee shall be paid by the Adviser in full (minus any investment management fees already paid during such period) at the time of termination.

5. Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Sub-Adviser to perform its duties under this Agreement; administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser may enter into an agreement with the Funds to limit the operating expenses of the Fund.

6. Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement; provided, however, that the Sub-adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with this Agreement (including, without limitation, any claims of infringement or misappropriation of the intellectual property rights of a third party against the Sub-Adviser or any affiliated person relating to any index or index data provided to Sub-Adviser by the Adviser or Adviser’s agent and used by the Sub-Adviser in connection with performing its duties under this Agreement); provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.

The provisions of this Section shall survive the termination of this Agreement.

7. Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a)       The Sub-Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)       The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will also promptly notify the Trust and the Adviser if it, a member of its executive management or portfolio manager for the Assets is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, relating to the investment advisory services of the Sub-Adviser (other than any routine regulatory examinations);

(c)       The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures relating to a Fund.

(d)       The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to each Fund and to perform the services described under this Agreement;

(e)       The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(f)       The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(g)       This Agreement is a valid and binding agreement of the Sub-Adviser;

(h)       The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)       The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

(j)       The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as determined in the Sub-Adviser’s sole discretion.

8. Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.

(a)       Duration. This Agreement shall become effective with respect to a Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (ii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; and (iii) the commencement of the Sub-Adviser’s management of a Fund. With respect to the Fund, this Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

(b)       Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:

(i)         By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)        By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 7 and Section 9 hereof, which shall not have been cured within thirty (30) days of the Sub-Adviser’s receipt of written notice of such breach;

(iii)      By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or

(iv)       By the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.

This Agreement shall terminate automatically and immediately in the event of its assignment. In the event of a termination of an Advisory Agreement, this Agreement shall terminate as it relates to the Fund or Funds subject to such Advisory Agreement upon notice to the Sub-Adviser; provided, for the avoidance of doubt, that if any Advisory Agreement remains in effect following such termination then this Agreement shall continue in full force and effect with respect to the Fund or Funds subject to any effective Advisory Agreement. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9. Regulatory Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)       in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)       the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 9(b), along with the policies and procedures referred to in Section 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

10. Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Funds shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement.

11. Reporting of Compliance Matters.

(a)       The Sub-Adviser shall promptly provide to the Adviser’s Chief Compliance Officer (“CCO”) the following:

(i)         a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(ii)        on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iii)      a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(iv)       an annual (or more frequently as the Adviser’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement.

(b)       Upon request of the Adviser, the Sub-Adviser shall also provide the Adviser’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

12. The Name “Valkyrie Funds LLC.” The Adviser grants to the Sub-Adviser a sub-license to use the name “Valkyrie Funds LLC” (the “Name”). The foregoing authorization by the Adviser to the Sub-Adviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Sub-Adviser shall only use the Name in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of it shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided that the Sub-Adviser is authorized to disclose the Name and the Adviser’s and the Funds identities as clients of the Sub-Adviser in any representative client list prepared by the Sub-Adviser for use in marketing materials. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation in connection with any services such affiliates or agents provide to the Sub-Adviser or the Funds under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to it by the Adviser or Adviser’s agent under this Agreement and the Sub-Adviser is not required to obtain any such licenses or permissions itself.

13. Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14. Severability. Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15. Notice. Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at:

Valkyrie Funds LLC

[________________]

To the Trust at:

Valkyrie ETF Trust II

[________________]

To the Sub-Adviser at:

Vident Advisory, LLC

1125 Sanctuary Parkway, Suite 515

Alpharetta, Georgia 30009

16. Non-Hire/Non-Solicitation. The parties hereby agree that, during the term of this Agreement and for two (2) years after the termination of this Agreement, neither party shall, for any reason, directly or indirectly, on its own behalf or on behalf of others, knowingly hire any person employed by the other party (a “Restricted Person”), whether or not such Restricted Person is a full-time employee or whether or not any Restricted Person’s employment is pursuant to a written agreement or is at-will. The parties further agree that, to the extent that a party breaches the covenant described in this paragraph, the other party shall be entitled to pursue all appropriate remedies in law or equity.

17. Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

18. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

19. Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

20. Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 8 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

Valkyrie Funds LLC

By:

Name:

Title:

Vident Advisory, LLC

By:

Name:

Title:

Valkyrie ETF Trust II

By:

Name:

Title:

SCHEDULE A

to the

INVESTMENT SUB-ADVISORY AGREEMENT

Dated June [ ], 2023 by and among

VALKYRIE FUNDS LLC

and

VIDENT ADVISORY, LLC

and

VALKYRIE ETF TRUST II

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the based on the greater of (1) the minimum fee or (2) daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Minimum Fee	Asset Level Fee
Valkyrie Bitcoin and Ether Strategy ETF	$75,000	0.09% on the first $500 million in assets;
		0.08% on the next $500 million in assets;
		0.07% on all assets over $1 billion

Valkyrie Bitcoin Miners ETF	$30,000	0.05% on the first $250 million in assets;
		0.045% on the next $250 million in assets;
		0.04% on all assets over $500 million

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